UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 23, 2008

                          BEN FRANKLIN FINANCIAL, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                  000-52240                   20-5838969
  --------------------------   ---------------------         ----------------
(State or Other Jurisdiction)  (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                     Identification No.)

830 East Kensington Road, Arlington Heights, Illinois             60004
----------------------------------------------------------        -----
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (847) 398-0990
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.        Other Events
                  ------------

     On April 23, 2008, Ben Franklin Financial, Inc. (the "Company") announced that its Board of Directors has authorized a stock repurchase program pursuant to which the Company intends to repurchase up to 44,634 shares representing 4.8% of its outstanding shares (excluding shares held by Ben Franklin Financial, MHC, the Company's mutual holding company). The termination of the stock repurchase program is the earlier of the close of business on December 31, 2008 or completion of the program. The timing of the repurchases will depend on certain factors, including but not limited to, market conditions and prices, the
Company's   liquidity   requirements  and  alternative  uses  of  capital.   Any
repurchased shares will be held as treasury stock and will be available for general corporate purposes. The Company anticipates conducting such repurchases in accordance with a Rule 10b5-1 trading plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        BEN FRANKLIN FINANCIAL, INC.



DATE:  April 29, 2008                  By:/s/ C. Steven Sjogren
                                          ----------------------------------
                                          C. Steven Sjogren
                                          President and Chief Executive Officer